SEMIANNUAL REPORT
JUNE 30, 2002

PRUDENTIAL
National Municipals Fund, Inc.

FUND TYPE
Municipal bond

OBJECTIVE
High level of current income exempt from federal income taxes

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.


Prudential Financial is a service mark of The Prudential Insurance Company of America, Newark, NJ, and its affiliates.

(Logo) Prudential Financial

Prudential National Municipals Fund, Inc.

Performance at a Glance

INVESTMENT GOALS AND STYLE
The Prudential National Municipals Fund, Inc. (the Fund) seeks a high level of current income exempt from federal income taxes. The Fund's portfolio consists primarily of long-term municipal bonds of medium quality, which offer a high level of current income that is exempt from federal income taxes. These bonds are varied among the states, maturities, and types of activity they support. There can be no assurance that the Fund will achieve its investment objective.

Credit Quality

     Expressed as a percentage of
     total investments as of 6/30/02
          7.2%    AAA
         46.5     AAA Insured
         12.7     AA
          6.7     A
         15.2     BBB
          0.8     BB
          0.8     B
          0.2     CCC and below
          6.1     Cash Equivalents
          3.8     Not Rated* (Prudential ratings used)
   Breakout*:     1.3     AAA
                  2.2     BBB
                  0.3     B

* Unrated bonds are believed to be of
  comparable quality to rated investments.

Ten Largest Issuers

     Expressed as a percentage of
     net assets as of 6/30/02
     4.0%    DE St. Econ. Dev. Auth. Rev.
     3.9     IL Metropolitan Pier & Expo. Auth.
     3.2     MA St. Hlth. & Edl. Facs. Auth. Rev.
     2.2     SC Pub. Svc. Auth. Rev.
     2.1     PR Tel. Auth. Rev.
     2.0     OH St. Wtr. Dev. Auth. Poll. Ctrl. Facs.
     1.9     CO Housing Fin. Auth.
     1.8     WA King County
     1.7     ND Mercer Cnty. Poll. Ctrl. Rev.
     1.7     TX San Benito Cons. Indpt. Sch. Dist.

Holdings are subject to change.

Portfolio Composition

     Expressed as a percentage of
     total investments as of 6/30/02
          23.9%    General Obligation Bonds
          14.4     Utilities
          13.2     Prerefunded
          12.8     Healthcare
          10.1     Industrial Development
           8.7     Other Revenue
           7.5     Transportation
           3.3     Miscellaneous
           6.1     Cash Equivalents
                                       www.prudential.com  (800) 225-1852

Semiannual Report     June 30, 2002

Cumulative Total Returns(1)                      As of 6/30/02

                                                                                  Since
                       Six Months  One Year  Five Years     Ten Years          Inception(2)
Class A                   4.10%     5.31%      30.31%     77.73% (77.50)     124.34% (124.05)
Class B                   3.97      5.06       28.40      71.88  (71.66)     434.88  (434.20)
Class C                   3.84      4.80       26.83           N/A            50.55   (50.36)
Class Z                   4.23      5.64        N/A            N/A                16.30
Lipper General Muni
 Debt Funds Avg.(3)       4.22      5.75       27.78          76.50                ***
Lehman Brothers
 Municipal Bond Index(4)  4.64      6.92       35.56          90.99               ****


Average Annual Total Returns(1)                  As of 6/30/02

          One Year     Five Years     Ten Years     Since Inception(2)
Class A     2.16%        4.80%       5.60% (5.58)     6.45% (6.44)
Class B     0.09         4.96        5.57  (5.55)     7.85
Class C     2.77         4.66            N/A          5.17  (5.15)
Class Z     5.64          N/A            N/A          4.50


Distributions and Yields                        As of 6/30/02

                                             Taxable Equivalent 30-Day
          Total Distributions     30-Day     Yield(5) at Tax Rates of
          Paid for Six Months   SEC Yield         35%     38.6%
Class A          $0.43             3.90%         6.00%    6.35%
Class B          $0.41             3.78          5.82     6.16
Class C          $0.39             3.49          5.37     5.68
Class Z          $0.45             4.28          6.58     6.97

Past performance is not indicative of future results. Principal and investment return will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. (1)Source:
Prudential Investments LLC and Lipper Inc. The cumulative total returns do not take into account sales charges. The average annual total returns do take into account applicable sales charges. The Fund charges a maximum front-end sales charge of 3% for Class A shares. Class B shares are subject to a declining contingent deferred sales charge
(CDSC) of 5%, 4%, 3%, 2%, 1%, and 1% respectively for the first six years. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for shares redeemed within 18 months of purchase. Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees. Without waiver of fees and/or expense subsidization, the Fund's cumulative and average annual total returns would have been lower, as indicated in parentheses. The cumulative and average annual total returns in the tables above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares. (2)Inception dates:
Class A, 1/22/90; Class B, 4/25/80; Class C, 8/1/94; and Class Z 1/22/99. (3)The Lipper Average is unmanaged, and is based on the average return for all funds in each share class for the six-month, one-year, five-year, ten-year, and since inception periods in the Lipper General Municipal Debt Funds category. Funds in the Lipper General Municipal Debt Funds Average invest at least 65% of their assets in municipal debt issues in the top four credit ratings. (4)The Lehman Brothers Municipal Bond Index is an unmanaged index of over 39,000 long-term investment-grade municipal bonds which gives a broad look at how long-term investment-grade municipal bonds have performed. (5)Some investors may be subject to the federal alternative minimum tax (AMT) and/or state and local taxes. Taxable equivalent yields reflect federal taxes only. Investors cannot invest directly in an index. The returns for the Lipper Average and Lehman Brothers Municipal Bond Index would be lower if they included the effect of sales charges or taxes. *** Lipper Since Inception returns are 122.19% for Class A, 485.01% for Class B, 54.48% for Class C, and 13.35% for Class Z, based on all funds in each share class. ****Lehman Brothers Muni Bond Index Since Inception returns are 140.34% for Class A, 496.53% for Class B, 67.24% for Class C, and
18.91% for Class Z.

(Logo) Prudential Financial         August 15, 2002

DEAR SHAREHOLDER,
The reporting period for Prudential National Municipals Fund, Inc.-the six months ended June 30, 2002-was a time of significant change in the U.S. economy and the financial markets. The economy grew rapidly as it emerged from its first recession in a decade, helped by 11 cuts in short-term interest rates that had been completed by the Federal Reserve (the Fed) in the previous year. The Fed left short-term rates near record lows as the economic recovery slowed and accounting scandals involving high-profile firms in the United States roiled financial markets. Municipal bonds, however, came through the fray relatively unscathed.

In this environment characterized by investor pessimism and distrust, demand increased for high-quality debt securities, including investment-grade municipal bonds, but declined for riskier assets such as stocks. This flight-to-quality trend affected the Fund. During our reporting period, the Fund's shares gained in value, but returned less than the Lehman Brothers Municipal Bond Index (the Index). Total return on the Fund's Class A shares also lagged the average return of their peers, as represented by the Lipper General Municipal Debt Funds Average.

The Fund's management team explains conditions in the tax-exempt bond market and the Fund's investments on the following pages. Thank you for your continued confidence in Prudential mutual funds.

Sincerely,


David R. Odenath, Jr., President
Prudential National Municipals Fund, Inc.

Prudential National Municipals Fund, Inc.

Semiannual Report     June 30, 2002

INVESTMENT ADVISER'S REPORT

FLIGHT TO QUALITY BENEFITED MUNICIPAL BOND MARKET
The investment environment for municipal bonds grew more favorable during our fiscal half year that began January 1, 2002. Demand for them increased as changing economic conditions in the United States led to a shift in the outlook for monetary policy and investors fled from a bear market in stocks.

The economy began to recover from a recession in early 2002 after the Fed repeatedly lowered short-term interest rates in the previous year. Improving economic conditions lent credence to the view that central bankers might soon begin to tighten monetary policy to take back some of their rate cuts and to prevent the economy from growing too rapidly and boosting inflationary pressures. Expectations of higher short-term rates weighed on the municipal bond market during the first quarter of 2002 because bond prices move inversely to interest rates.

As the year progressed, the economic recovery weakened and inflation remained tame. This development led to the conclusion that the Fed would not raise short-term rates in the first half of 2002, and might hold off altogether until early 2003. Because of the change in the outlook for monetary policy, interest rates began to fall, driving municipal bond prices higher. Tax-exempt issues also rallied as accounting scandals at certain U.S. firms sent investors seeking refuge in U.S. Treasuries, high-grade municipal bonds, and other conservative assets. Investor demand was so strong that a large supply of newly issued debt securities was easily absorbed into the municipal bond market in the first half of 2002.

OUR COUPON BARBELL STRATEGY
Because we expected a recovering economy to hurt municipal bond prices, we structured the Fund to behave defensively-limit price declines-if municipal bonds sold off. We also wanted the Fund to benefit as much as possible if municipal bond prices rose. We aimed to achieve this balance by employing a barbell strategy utilizing different municipal bond coupon rates.

Prudential National Municipals Fund, Inc.

Semiannual Report     June 30, 2002

One side of our barbell emphasized bonds with high coupon rates in the 15-year sector that we believed offered the best risk/reward profile in the municipal bond market at that time. That is, bonds in the 15-year sector yielded nearly as much as 30-year tax-exempt securities, but their prices were expected to decline less than those of long-term bonds if interest rates rose. The other side of our barbell emphasized AAA-rated, long-term zero coupon bonds that provided potential for strong price appreciation. Zero coupon bonds are so named because they pay no interest income and are sold at deeply discounted prices to compensate for their lack of periodic interest payments. They are the most interest-rate sensitive of all bonds, and perform better than other debt issues when falling rates push bond prices higher.

RECALIBRATING OUR COUPON BARBELL
During the first quarter of 2002, we adjusted our coupon barbell. We sold some zero coupon bonds and reinvested the proceeds in additional high coupon bonds when it seemed that the strong economic recovery would prompt the Fed to hike short-term rates. As it turned out, reducing interest-rate sensitivity by selling zero coupon bonds was the key factor that hurt the Fund's performance relative to the Index and its Lipper Average during our reporting period.

The Fund would have been better served had we increased its exposure to zero coupon bonds because their prices climbed strongly in the spring of 2002 when expectations for tighter monetary policy faded because the economy cooled. In fact, zero coupon bonds outperformed other sectors of the tax-exempt market during our reporting period, according to the Lehman Brothers indexes. This is not to say that high coupon bonds in the 15-year range performed poorly, as they solidly outperformed longer-term bonds during our reporting period. Our decision to focus on the 15-year range rather than longer-term bonds was a key contributor to the Fund's absolute performance during our reporting period.

                                       www.prudential.com (800) 225-1852

EXPOSURE TO HOSPITAL BONDS HELPED THE FUND...

Turning to municipal bonds backed by revenues, the Fund benefited from its exposure to healthcare bonds that accounted for nearly 13% of its total investments as of June 30, 2002. Healthcare bonds continued to perform well as some hospitals experienced increased profitability, diversification of earnings, and other improving business fundamentals. We tend to favor hospitals with positive characteristics such as those that are sole providers in their communities or those with less dependency on government reimbursements.

....BUT HOUSING BONDS HURT FUND PERFORMANCE
Housing bonds were a slight drag on the Fund's relative performance during our reporting period as the sector posted a very modest return. Concern that falling mortgage rates would lead to higher prepayments on single-family housing bonds left investors reluctant to pay sharply higher prices for the bonds.

LOOKING AHEAD
Data released after our reporting period ended showed that economic growth slowed more than was originally expected in the second quarter of 2002. Not surprisingly, there is concern that the economy may be headed for an extended period of sluggishness, with the remote possibility of a "double dip" recession. This leads us to believe the Fed will likely leave monetary policy unchanged for the remainder of 2002. However, some market participants have suggested the Fed may cut short-term rates this year if economic growth continues to weaken.

We believe the expectation for lower rates is already priced into the municipal bond market. Consequently, we expect the majority of the Fund's total return will be derived from interest income since tax-exempt bond prices are unlikely to continue gaining sharply during the remainder of the year. With this in mind, we plan to focus on preservation of principal in coming months.

Prudential National Municipals Fund Management Team

       Prudential National Municipals Fund, Inc.
             Portfolio of Investments as of June 30, 2002 (Unaudited)

                                                                       Principal
                                     Moody's    Interest    Maturity   Amount          Value
Description (a)                      Rating     Rate        Date       (000)           (Note 1)
---------------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  92.5%
---------------------------------------------------------------------------------------------------------
Alaska  1.0%
Alaska St. Hsg. Fin. Corp.
 Rev., First Ser. Veterans
 Mtge. Prog., G.N.M.A., F.N.M.A      Aaa        5.875%      12/01/35   $    3,475      $   3,521,739
Northern Tobacco Securitization
 Corp. Rev., Asset Bkd. Bonds        Aa3        6.50        6/01/31         3,000          3,099,060
                                                                                       -------------
                                                                                           6,620,799
---------------------------------------------------------------------------------------------------------
Arizona  2.4%
Arizona Hlth. Facs. Auth.,
 Hosp. Sys. Rev. John C.
 Lincoln Hlth. Network               BBB(d)     6.875       12/01/20        4,100          4,187,125
Arizona St. Mun. Fin. Proj.,
 C.O.P., Ser. 25, B.I.G.I.C.         Aaa        7.875       8/01/14         2,250          2,926,237
Pima Cnty. Ind. Dev. Auth.
 Rev., F.S.A.                        Aaa        7.25        7/15/10         1,505          1,578,294
Pima Cnty. Uni. Sch. Dist.,
 G.O., F.G.I.C.                      Aaa        7.50        7/01/10         3,000(f)       3,737,910
Tucson Cnty., G.O.,
 Ser. A                              Aa2        7.375       7/01/11         1,000          1,251,460
 Ser. A                              Aa2        7.375       7/01/12         1,100          1,388,343
                                                                                       -------------
                                                                                          15,069,369
---------------------------------------------------------------------------------------------------------
California  3.6%
Anaheim Pub. Fin. Auth. Lease
 Rev.,
 Ser. 641A, F.S.A., R.I.T.E.S.       NR         15.005(c)   9/01/16         2,210(g)       3,376,085
 Ser. 641B, F.S.A., R.I.T.E.S.       NR         15.005(c)   9/01/24         1,815(g)       2,602,855
California Poll. Ctrl Fin.
 Auth. Solid Waste Disp. Rev.,
 Keller Canyon Landfill Co.
 Proj., A.M.T.                       B1         6.875       11/01/27        2,500          2,451,225
Encinitas Uni. Sch. Dist.,
 G.O., M.B.I.A.                      Aaa        Zero        8/01/21         3,810          1,347,216

    6                                      See Notes to Financial Statements

       Prudential National Municipals Fund, Inc.
             Portfolio of Investments as of June 30, 2002 (Unaudited) Cont'd.

                                                                       Principal
                                     Moody's    Interest    Maturity   Amount          Value
Description (a)                      Rating     Rate        Date       (000)           (Note 1)
---------------------------------------------------------------------------------------------------------
Foothill / Eastern Corridor
 Agcy., Toll Rd. Rev., Ser. A        Aaa        Zero        1/01/23    $    5,000(b)   $   1,653,200
Los Angeles Uni. Sch. Dist.,
 Ser. A, F.G.I.C.                    Aaa        6.00%       7/01/15         1,000          1,168,030
Pittsburg Redev. Agcy. Tax
 Alloc., Los Medanos Comnty.
 Dev. Proj., A.M.B.A.C.              Aaa        Zero        8/01/25         2,000            551,180
Santa Margarita, Dana Point
 Auth.,
 Impvt. Dists. 3, 4, Ser. B,
 M.B.I.A.                            Aaa        7.25        8/01/09         2,000          2,459,420
 Impvt. Dists. 3, 4, Ser. B,
 M.B.I.A.                            Aaa        7.25        8/01/14         2,000          2,556,060
 Impvt. Dists. 3, 4, Ser. B.
 M.B.I.A.                            Aaa        7.25        8/01/10         2,450          3,041,675
West Contra Costa Sch. Dist.,
 C.O.P., Rfdg.                       Baa3       7.125       1/01/24         1,600          1,682,176
                                                                                       -------------
                                                                                          22,889,122
---------------------------------------------------------------------------------------------------------
Colorado  6.5%
Arapahoe Cnty. Cap. Impvt.
 Trust Fund, Hwy. Rev.,
 Ser. E-470                          Aaa        7.00        8/31/26         3,000(b)       3,488,250
Boulder Cnty. Sales & Use Tax
 Rev., Ser. A, F.G.I.C.              Aaa        6.00        12/15/17        3,970          4,409,717
Colorado Hsg. Fin. Auth., Sngl.
 Fam. Proj.,
 Ser. A, A.M.T.                      Aa2        8.00        6/01/25           800            829,224
 Ser. A-2, A.M.T.                    Aa2        7.25        5/01/27           924            981,824
 Ser. A-2, A.M.T.                    Aa2        6.875       11/01/28        1,915          1,977,486
 Ser. B-1, A.M.T.                    Aa2        7.90        12/01/25          570            594,350
 Ser. C-1, A.M.T., M.B.I.A.          Aaa        7.65        12/01/25        1,425          1,490,978
 Ser. C-2, A.M.T., F.H.A.            Aa2        5.90        8/01/23         2,525          2,701,397
 Ser. C-2, A.M.T., F.H.A.            Aa2        7.05        4/01/31         3,385          3,757,587
Colorado Springs Arpt. Rev.,
 Ser. A., A.M.T.                     BBB+(d)    7.00        1/01/22         7,960(f)       8,230,879

    See Notes to Financial Statements                                      7

       Prudential National Municipals Fund, Inc.
             Portfolio of Investments as of June 30, 2002 (Unaudited) Cont'd.

                                                                       Principal
                                     Moody's    Interest    Maturity   Amount          Value
Description (a)                      Rating     Rate        Date       (000)           (Note 1)
---------------------------------------------------------------------------------------------------------
Denver Hlth. & Hosp. Auth.,
 Hlth. Care Rev., Ser. A             Baa2       6.00%       12/01/31   $    2,180      $   2,186,257
E-470 Hwy. Auth. Rev.,
 C.A.B.S., Ser. B, M.B.I.A.          Aaa        Zero        9/01/17         6,490          2,995,654
E-470 Pub. Hwy. Auth. Rev.,
 C.A.B.S., Sr. Ser. B, M.B.I.A.      Aaa        Zero        9/01/28        12,000          2,407,080
Silver Dollar Metro. Dist.,
 G.O.                                NR         7.05        12/01/30        5,000          5,071,400
                                                                                       -------------
                                                                                          41,122,083
---------------------------------------------------------------------------------------------------------
Connecticut  1.1%
Connecticut St. Hlth. & Edl.
 Facs. Auth. Rev., Univ. of
 Hartford, Ser. D                    Baa3       6.75        7/01/12         5,725          5,841,904
Connecticut St. Spec. Tax
 Oblig. Rev., Trans.
 Infrastructure, Ser. A.             Aa3        7.125       6/01/10         1,000(b)       1,207,620
                                                                                       -------------
                                                                                           7,049,524
---------------------------------------------------------------------------------------------------------
Delaware  1.0%
Delaware St. Econ. Dev. Auth.
 Rev., Rfdg., Poll. Ctrl.,
 Delmarva Proj., Ser. B,
 A.M.B.A.C.                          Aaa        5.20        2/01/19         6,250          6,383,187
---------------------------------------------------------------------------------------------------------
Florida  2.9%
Broward Cnty. Resource Recov.
 Rev. Rfdg., Wheelabrator,
 Ser. A                              A3         5.50        12/01/08        5,000          5,383,250
Escambia Cnty. Poll. Ctrl.
 Rev., Champion Int'l. Corp.
 Proj., A.M.T.                       Baa2       6.40        9/01/30         3,000          3,045,420
Florida St. Brd. of Ed., G.O.        Aa2        9.125       6/01/14         1,260          1,737,200
Hillsborough Cnty. Ind. Dev.
 Auth. Poll. Ctrl. Rev., Tampa
 Elec. Proj.                         A1         8.00        5/01/22         5,000          5,162,700
Orange Cnty. Hlth. Facs Auth.
 Rev., Adventist Hlth. Sys.          A3         6.375       11/15/20        2,000          2,114,020

    8                                      See Notes to Financial Statements

       Prudential National Municipals Fund, Inc.
             Portfolio of Investments as of June 30, 2002 (Unaudited) Cont'd.

                                                                       Principal
                                     Moody's    Interest    Maturity   Amount          Value
Description (a)                      Rating     Rate        Date       (000)           (Note 1)
---------------------------------------------------------------------------------------------------------
Tallahasse Hlth. Facs. Rev.,
 Tallahasse Mem. Hlth. Care
 Proj.                               Baa1       6.25%       12/01/20   $    1,000      $   1,034,450
                                                                                       -------------
                                                                                          18,477,040
---------------------------------------------------------------------------------------------------------
Georgia  1.2%
Burke Cnty. Dev. Auth., Poll.
 Ctrl. Rev., Oglethorpe Pwr.
 Co., Rfdg., E.T.M., M.B.I.A.        Aaa        7.50        1/01/03           202            208,115
Forsyth Cnty. Sch. Dist. Dev.
 Rev.                                Aa2        6.75        7/01/16           500            612,080
Fulton Cnty. Sch. Dist. Rev.         Aa2        6.375       5/01/17           750            896,482
Georgia Mun. Elec. Auth. Pwr.
 Rev., Ser. B, M.B.I.A.              Aaa        6.375       1/01/16         5,000          5,935,650
Green Cnty. Dev. Auth. Ind.
 Park Rev.                           NR         6.875       2/01/04           170            178,194
                                                                                       -------------
                                                                                           7,830,521
---------------------------------------------------------------------------------------------------------
Guam  0.5%
Guam Pwr. Auth. Rev.,
 Ser. A                              AAA(d)     6.625       10/01/14        1,000          1,124,760
 Ser. A                              AAA(d)     6.75        10/01/24        2,000          2,255,040
                                                                                       -------------
                                                                                           3,379,800
---------------------------------------------------------------------------------------------------------
Hawaii  0.1%
Hawaii St. Dept. Budget & Fin.
 Spec. Purp. Mtge. Rev., Elec.
 Co., Ser. C., A.M.T., M.B.I.A.      Aaa        7.375       12/01/20           90             91,728
Hawaii St. Harbor Cap. Impvt.
 Rev., A.M.T., F.G.I.C.              Aaa        6.25        7/01/15           500            540,145
                                                                                       -------------
                                                                                             631,873
---------------------------------------------------------------------------------------------------------
Illinois  9.4%
Chicago Brd. of Ed., C.A.B.S.,
 G.O.,
 Ser. A                              Aaa        Zero        12/01/29       10,000          2,066,900
 Ser. B-1, F.G.I.C.                  Aaa        Zero        12/01/19        2,000            786,560

    See Notes to Financial Statements                                      9

       Prudential National Municipals Fund, Inc.
             Portfolio of Investments as of June 30, 2002 (Unaudited) Cont'd.

                                                                       Principal
                                     Moody's    Interest    Maturity   Amount          Value
Description (a)                      Rating     Rate        Date       (000)           (Note 1)
---------------------------------------------------------------------------------------------------------
Chicago C.A.B.S., City
 Colleges, G.O.,
 F.G.I.C.                            Aaa        Zero        1/01/24    $    5,000      $   1,483,400
 F.G.I.C.                            Aaa        Zero        1/01/25         5,000          1,395,800
 Ser. A, F.G.I.C.                    Aaa        6.75%       1/01/35         5,000          6,043,350
Chicago Sngl. Fam. Mtge. Rev.,
 Ser. A, A.M.T., F.N.M.A.,
 G.N.M.A.                            AAA(d)     7.15        9/01/31         2,545          2,867,909
Chicago Wastewater Transmission
 Rev., Ser. A, C.A.B.S. Rfdg.,
 M.B.I.A.                            Aaa        Zero        1/01/23         5,670          1,800,282
Cook & Du Page Cntys., H.S.
 Dist. No. 210, G.O., F.S.A.         Aaa        Zero        12/01/11        3,035          1,993,449
Gilberts Spec. Svc. Area No. 9
 Spec. Tax., Big Timber Proj.        NR         7.75        3/01/27         2,000          2,083,680
Illinois Edl. Facs. Auth.
 Student Hsg. Rev., Edl.
 Advancement Fd., Univ. Ctr.
 Proj.                               Baa2       6.00        5/01/22         1,500          1,474,260
Illinois Hlth. Facs. Auth.
 Rev., Reg. YCNS, M.B.I.A.           Aaa        9.77(c)     8/15/14         5,000          5,496,900
Metropolitan Pier & Expo.
 Auth.,
 Dedicated St. Tax Rev.,
 McCormick Pl., Ser. A,
 C.A.B.S., M.B.I.A.                  Aaa        Zero        12/15/25       10,000          2,614,400
 McCormick Pl. Conv., E.T.M.         Aaa        7.00        7/01/26        12,910(b)      16,304,943
 McCormick Proj., Ser. A,
 C.A.B.S., M.B.I.A.                  Aaa        Zero        6/15/24         9,000          2,602,260
 McCormick Proj., C.A.B.S.,
 M.B.I.A.                            Aaa        Zero        6/15/28        15,000          3,397,650
University Illinois Rev.
 Auxiliary Facs. Sys., Ser. A,
 M.B.I.A.                            Aaa        6.00        4/01/30         6,000          6,928,560
                                                                                       -------------
                                                                                          59,340,303

    10                                     See Notes to Financial Statements

       Prudential National Municipals Fund, Inc.
             Portfolio of Investments as of June 30, 2002 (Unaudited) Cont'd.

                                                                       Principal
                                     Moody's    Interest    Maturity   Amount          Value
Description (a)                      Rating     Rate        Date       (000)           (Note 1)
---------------------------------------------------------------------------------------------------------
Indiana  0.3%
Gary Mtge. Rev., Lakeshore
 Dunes Apts., Ser. A, G.N.M.A.       AAA(d)     6.00%       8/20/34    $    2,000      $   2,024,920
---------------------------------------------------------------------------------------------------------
Kansas  0.6%
Kansas St. Dev. Fin. Auth.
 Rev., Wtr. Poll. Ctrl.              Aa1        6.00        11/01/14        3,000          3,465,540
---------------------------------------------------------------------------------------------------------
Kentucky  1.4%
Henderson Cnty. Solid Waste
 Disp. Rev., Macmillan Bloedel
 Proj., A.M.T.                       Baa2       7.00        3/01/25         6,000          6,240,780
Kentucky Econ. Dev. Fin. Auth.,
 Norton Hlth. Care, Ser. A           NR         6.50        10/01/20        2,500          2,545,750
                                                                                       -------------
                                                                                           8,786,530
---------------------------------------------------------------------------------------------------------
Louisiana  1.1%
Orleans Parish Sch. Brd.,
 E.T.M., M.B.I.A.                    Aaa        8.90        2/01/07         5,780(b)       7,188,239
---------------------------------------------------------------------------------------------------------
Maryland  2.0%
Baltimore, Econ. Dev. Lease
 Rev., Armistead Partnership,
 Ser. A                              A(d)       7.00        8/01/11         1,000          1,033,390
Maryland St. Hlth. & Higher
 Edl. Facs. Auth. Rev., Univ.
 Maryland Med. Sys.                  Baa1       6.75        7/01/30         5,000          5,405,850
Maryland St. Ind. Dev. Fin.
 Auth. Rev., Amer. Ctr. Physics
 Headqrtrs.                          A(d)       6.625       1/01/17         1,000          1,045,600
Northeast Waste Disp. Auth.
 Rev.,
 Baltimore City Sludge Corp.
 Proj.                               NR         7.25        7/01/07         3,050          3,125,914
 Montgomery Cnty. Res. Rec.
 Proj., Ser. A                       A2         6.00        7/01/07         1,000          1,104,750

    See Notes to Financial Statements                                     11

       Prudential National Municipals Fund, Inc.
             Portfolio of Investments as of June 30, 2002 (Unaudited) Cont'd.

                                                                       Principal
                                     Moody's    Interest    Maturity   Amount          Value
Description (a)                      Rating     Rate        Date       (000)           (Note 1)
---------------------------------------------------------------------------------------------------------
Takoma Park Hosp. Facs. Rev.,
 Washington Adventist Hosp.,
 F.S.A.                              Aaa        6.50%       9/01/12    $    1,000      $   1,192,440
                                                                                       -------------
                                                                                          12,907,944
---------------------------------------------------------------------------------------------------------
Massachusetts  4.8%
Boston Ind. Dev. Fin. Auth.,
 Swr. Fac. Rev., Harbor Elec.
 Engy. Co. Proj., A.M.T.             Aa3        7.375       5/15/15         1,500          1,521,330
Brockton, G.O.                       Aa3        6.125       6/15/18         1,030          1,095,518
Mass. St. Coll. Bldg. Auth.
 Proj. Rev., Ser. A, M.B.I.A.        Aaa        Zero        5/01/22         2,250            787,748
Mass. St. Dev. Fin. Agcy. Rev.,
 Concord Assabet Fam. Svcs.          Caa3       6.00        11/01/28          640            451,430
Mass. St. G.O.,
 Ser. A, A.M.B.A.C.                  Aaa        5.00        7/01/12         1,000          1,075,830
 Ser. C, F.G.I.C.                    Aaa        6.00        8/01/09         1,250          1,431,200
Mass. St. Hlth. & Edl. Facs.
 Auth. Rev.,
 Beth Israel Hosp., A.M.B.A.C.       Aaa        10.216(c)   7/01/25         1,500          1,564,050
 Caritas Christi Oblig., Ser. B      Baa2       6.75        7/01/16         3,590          3,798,687
 Caritas Christi Oblig., Ser. B      Baa2       6.25        7/01/22         1,750          1,755,372
 Dana Farber Cancer Proj.,
 Ser. G-1                            A1         6.25        12/01/22          625            644,631
 Faulkner Hosp., Ser. C              Baa1       6.00        7/01/23         1,500          1,593,075
 Harvard Univ., Ser. W               Aaa        6.00        7/01/35           500(b)         579,785
 Holyoke Hosp., Ser. B               Baa3       6.50        7/01/15           550            540,777
 Jordan Hosp., Ser. C                BBB+(d)    6.875       10/01/22        1,350          1,395,468
 Simmons Coll., Ser. D,
 A.M.B.A.C.                          Aaa        6.05        10/01/20        1,000          1,101,420
 Univ. Mass. Proj., Ser. A,
 F.G.I.C.                            Aaa        5.875       10/01/29          500            533,975
 Valley Reg. Hlth. Sys., Ser. C      AAA(d)     7.00        7/01/10           825            984,431
 Winchester Hosp., Ser. D            AAA(d)     5.75        7/01/24         1,000          1,020,750
 Youville Hosp., Ser. B, F.H.A.      Aa2        6.00        2/15/34         4,195          4,545,409

    12                                     See Notes to Financial Statements

       Prudential National Municipals Fund, Inc.
             Portfolio of Investments as of June 30, 2002 (Unaudited) Cont'd.

                                                                       Principal
                                     Moody's    Interest    Maturity   Amount          Value
Description (a)                      Rating     Rate        Date       (000)           (Note 1)
---------------------------------------------------------------------------------------------------------
Mass. St. Ind. Fin. Agcy.
 Bradford Coll.                      D(d)       5.625%      11/01/28   $    1,000(h)   $     610,000
Mass. St. Tpke. Auth. Metro.
 Hwy. Sys. Rev., C.A.B.S.,
 Ser. A, M.B.I.A.                    Aaa        Zero        1/01/28         2,000            499,280
Mass. St. Wtr. Poll. Abatement
 Trust Rev., Ser. A                  Aaa        6.375       2/01/15            80             86,196
Mass. St. Wtr. Res. Auth. Rev.,
 Ser. B, M.B.I.A.                    Aaa        6.25        12/01/11          500            586,740
 Ser. D, M.B.I.A.                    Aaa        6.00        8/01/13           500            579,125
Plymouth Cnty. Corr. Facs.
 Proj., C.O.P., Ser. A               Aaa        7.00        4/01/22           500(b)         517,155
Rail Connections Inc. Rev.,
 Rte. 128, Ser. B, A.C.A.            Aaa        Zero        7/01/21         2,500(b)         885,775
                                                                                       -------------
                                                                                          30,185,157
---------------------------------------------------------------------------------------------------------
Michigan  1.7%
Detroit Sewage Disp. Rev.,
 Inflos, F.G.I.C.                    Aaa        9.798(c)    7/01/23           200            218,392
 Inflos, F.G.I.C.                    Aaa        9.798(c)    7/01/23           800(b)         897,520
Detroit Wtr. Sup. Sys. Rev.,
 Ser. B, M.B.I.A.                    Aaa        5.55        7/01/12         1,000          1,117,180
Dickinson Cnty. Mem. Hosp. Sys.
 Rev.                                Baa3       8.00        11/01/14        1,000          1,148,200
Michigan Mun. Brd. Auth. Rev.,
 Wayne Cnty. Proj., Grp. 12B
 E.T.M., M.B.I.A.                    Aaa        7.40        12/01/02          175            179,377
Michigan St. Hosp. Fin. Auth.
 Rev.,
 Genesys Hlth. Sys., Ser. A          AAA(d)     8.125       10/01/21        1,000          1,190,210
 Genesys Hlth. Sys., Ser. A          AAA(d)     7.50        10/01/27          500            576,460
Michigan St. Strategic Fd.,
 Ltd. Oblig. Rev., Waste Mgmt.
 Inc. Proj., A.M.T.                  Ba1        6.625       12/01/12        1,500          1,530,930

    See Notes to Financial Statements                                     13

       Prudential National Municipals Fund, Inc.
             Portfolio of Investments as of June 30, 2002 (Unaudited) Cont'd.

                                                                       Principal
                                     Moody's    Interest    Maturity   Amount          Value
Description (a)                      Rating     Rate        Date       (000)           (Note 1)
---------------------------------------------------------------------------------------------------------
Okemos Pub. Sch. Dist.,
 M.B.I.A.                            Aaa        Zero        5/01/12    $    1,100      $     707,157
 M.B.I.A.                            Aaa        Zero        5/01/13         1,000            612,690
Wyandotte Elec. Rev., G.O.,
 M.B.I.A.                            Aaa        6.25%       10/01/08        2,000          2,254,800
                                                                                       -------------
                                                                                          10,432,916
---------------------------------------------------------------------------------------------------------
Minnesota  2.6%
Minneapolis Spec. Sch. Dist.
 No. 1, C.O.P., Ser. A,
 M.B.I.A.                            Aaa        5.90        2/01/17         5,000          5,529,600
Minnesota Agric. & Econ. Dev.
 Brd. Rev., Fairview Hlth. Care
 Sys., Ser. A                        A2         6.375       11/15/22        5,000          5,298,100
Minnesota Hsg. Fin. Agcy. Rev.,
 Sngl. Fam. Mtge.,
 Ser. I, A.M.T.                      Aa1        5.80        1/01/19         5,495          5,644,849
                                                                                       -------------
                                                                                          16,472,549
---------------------------------------------------------------------------------------------------------
Missouri  1.2%
Missouri St. Hlth. & Edl.
 Facs. Auth., Rfdg.,
 St. Anthony's Med. Ctr.             A2         6.125       12/01/19        1,250          1,311,012
Missouri St. Hsg. Dev. Comn.
 Mtge. Rev., Sngl. Fam.
 Homeowner Ln., Ser. A, A.M.T.,
 G.N.M.A.                            AAA(d)     7.20        9/01/26         2,350          2,480,190
St. Louis Arpt. Rev., Arpt.
 Dev. Prog., Ser. A, M.B.I.A.        Aaa        5.625       7/01/19         3,500          3,711,785
                                                                                       -------------
                                                                                           7,502,987
---------------------------------------------------------------------------------------------------------
New Hampshire  1.0%
Manchester Hsg. & Redev. Auth.
 Rev., C.A.B.S.,
 Ser. B, A.C.A.                      Baa3       Zero        1/01/24         4,740          1,235,528
 Ser. B, A.C.A.                      Baa3       Zero        1/01/27         4,140            888,237
 Ser. B, A.C.A.                      Baa3       Zero        1/01/30         4,640            815,805

    14                                     See Notes to Financial Statements

       Prudential National Municipals Fund, Inc.
             Portfolio of Investments as of June 30, 2002 (Unaudited) Cont'd.

                                                                       Principal
                                     Moody's    Interest    Maturity   Amount          Value
Description (a)                      Rating     Rate        Date       (000)           (Note 1)
---------------------------------------------------------------------------------------------------------
New Hampshire Higher Ed. &
 Hlth. Facs Auth. Rev., New
 Hampshire Coll.                     BBB-(d)    6.30%       1/01/16    $      500      $     505,300
New Hampshire Hlth. & Ed. Facs.
 Auth. Rev., Coll. Issue             BBB-(d)    7.50        1/01/31         3,000          3,147,000
                                                                                       -------------
                                                                                           6,591,870
---------------------------------------------------------------------------------------------------------
New Jersey  2.5%
New Jersey Econ. Dev. Auth.
 Rev., Rfdg. Kapkowski Rd.
 Landfill Proj.                      Baa3       6.50        4/01/28         5,500          5,918,275
New Jersey Econ. Dev. Auth.
 Spec. Fac. Rev., Continental
 Airlines Inc. Proj., A.M.T.         B3         6.25        9/15/19         3,395          2,886,361
New Jersey Hlth. Care Facs.
 Fin. Auth. Rev. Rfdg.,
 Atlantic City Med. Ctr.             A3         6.25        7/01/17         2,175          2,358,505
 St. Peter's Univ. Hosp.,
 Ser. A                              Baa2       6.875       7/01/30         2,000          2,086,120
New Jersey Hlth. Care Facs.
 Fin. Auth. Rev.,
 South Jersey Hosp.                  Baa1       6.00        7/01/26         1,565          1,561,040
 South Jersey Hosp.                  Baa1       6.00        7/01/32         1,000            990,380
                                                                                       -------------
                                                                                          15,800,681
---------------------------------------------------------------------------------------------------------
New Mexico  0.7%
New Mexico Mtge. Fin. Auth.
 Rev., Sngl. Fam. Mtge.,
 Ser. C-2, G.N.M.A., F.N.M.A.,
 A.M.T.                              AAA(d)     6.15        3/01/32         4,325          4,469,152
---------------------------------------------------------------------------------------------------------
New York  4.9%
Metropolitan Trans. Auth.,
 Trans. Facs. Rev., Ser. A,
 F.S.A.                              Aaa        6.00        7/01/16         2,500          2,878,400
New York City Mun. Wtr. Fin.
 Auth., Wtr. & Swr. Sys. Rev.,
 M.B.I.A.                            Aaa        8.76(c)     6/15/09         5,500          5,999,950

    See Notes to Financial Statements                                     15

       Prudential National Municipals Fund, Inc.
             Portfolio of Investments as of June 30, 2002 (Unaudited) Cont'd.

                                                                       Principal
                                     Moody's    Interest    Maturity   Amount          Value
Description (a)                      Rating     Rate        Date       (000)           (Note 1)
---------------------------------------------------------------------------------------------------------
New York City Transitional
 Future Tax, Ser. A                  Aa2        5.75%       2/15/17    $    5,000      $   5,448,700
New York City, G.O.,
 Ser. A                              A2         7.75        8/15/04            15             15,289
 Ser. B                              A2         8.25        6/01/06         1,500          1,766,235
 Ser. B                              A2         7.25        8/15/07         3,500          4,071,305
 Ser. D                              A2         8.00        8/01/03            70             70,919
 Ser. D                              A2         8.00        8/01/04            30             30,394
 Ser. D                              A2         7.65        2/01/07            45             45,892
 Ser. F                              A2         8.25        11/15/02          405            414,712
New York St. Dorm. Auth. Rev.,
 Sch. Dist. Fin. Prog., Ser. A,
 M.B.I.A.                            Aaa        5.75        10/01/17        3,000          3,299,160
New York St. Environ. Facs.
 Corp., Poll. Ctrl. Rev., Ser.
 C                                   Aaa        5.80        1/15/14         1,280          1,371,443
New York St. Urban Dev. Corp.,
 Rev. Rfdg., Corr. Facs.,
 F.S.A.                              Aaa        6.50        1/01/09         3,000          3,463,170
Port Authority New York & New
 Jersey, Ser. 122, A.M.T.            A1         5.50        7/15/11         2,000          2,143,120
                                                                                       -------------
                                                                                          31,018,689
---------------------------------------------------------------------------------------------------------
North Carolina  3.1%
Charlotte Arpt. Rev., Ser. B,
 A.M.T., M.B.I.A.                    Aaa        6.00        7/01/24         1,000          1,061,320
Charlotte Storm Wtr. Fee Rev.        Aa2        6.00        6/01/25           500            578,360
No. Carolina Eastern Mun. Pwr.
 Agcy.,
 Pwr. Sys. Rev., A.M.B.A.C.          Aaa        6.00        1/01/18         1,000          1,138,450
 Pwr. Sys. Rev., Ser. A, E.T.M.      Baa3       6.40        1/01/21         1,000          1,187,840
 Pwr. Sys. Rev., Ser. A              Aaa        6.00        1/01/26           650(b)         740,051
 Pwr. Sys. Rev., Ser. A, E.T.M.      Aaa        6.50        1/01/18         2,635          3,189,035
 Pwr. Sys. Rev., Ser. A,
 M.B.I.A.                            Aaa        6.50        1/01/18         1,005          1,198,925

    16                                     See Notes to Financial Statements

       Prudential National Municipals Fund, Inc.
             Portfolio of Investments as of June 30, 2002 (Unaudited) Cont'd.

                                                                       Principal
                                     Moody's    Interest    Maturity   Amount          Value
Description (a)                      Rating     Rate        Date       (000)           (Note 1)
---------------------------------------------------------------------------------------------------------
No. Carolina Hsg. Fin. Agcy.,
 Home Ownership, Ser. 6A,
 A.M.T.                              Aa2        6.20%       1/01/29    $      980      $   1,016,564
No. Carolina Mun. Pwr. Agcy.,
 No. 1 Catawba Elec. Rev.,
 M.B.I.A.                            Aaa        6.00        1/01/10         1,250          1,413,362
 No. 1 Catawba Elec. Rev.,
 M.B.I.A.                            Aaa        5.60        1/01/20         4,000          4,059,480
 No. 1 Catawba Elec. Rev.,
 M.B.I.A.                            Aaa        9.02(c)     1/01/12         2,000          2,103,600
Piedmont Triad Arpt. Auth.
 Rev., Ser. B, A.M.T., F.S.A.        Aaa        6.00        7/01/21         1,000          1,065,580
Pitt Cnty. Rev., Mem. Hosp.,
 E.T.M.                              Aaa        5.25        12/01/21        1,000(b)       1,018,360
Winston Salem, Sngl. Fam. Mtge.
 Rev., A.M.T.                        A1         8.00        9/01/07           165            167,657
                                                                                       -------------
                                                                                          19,938,584
---------------------------------------------------------------------------------------------------------
North Dakota  1.7%
Mercer Cnty Poll. Ctrl. Rev.,
 Antelope Valley Station,
 A.M.B.A.C.                          Aaa        7.20        6/30/13         9,000         11,049,660
---------------------------------------------------------------------------------------------------------
Ohio  6.9%
Akron, G.O.                          A1         10.50       12/01/04          200            238,864
Brecksville Broadview Heights
 City Sch. Dist., F.G.I.C.           Aaa        6.50        12/01/16        1,000          1,149,810
Cleveland Arpt. Sys. Rev.,
 Ser. A, A.M.T, F.G.I.C.             Aaa        6.25        1/01/20         3,500          3,687,495
Cleveland,
 G.O., M.B.I.A.                      Aaa        5.75        8/01/14         1,000          1,137,590
 G.O., M.B.I.A.                      Aaa        5.75        8/01/15         1,000          1,136,430
Columbus Citation Hsg. Dev.
 Corp., Mtge. Rev.                   AA(d)      7.625       1/01/22         1,775          2,245,819
Cuyahoga Cnty. Hosp. Rev.,
 Meridia Hlth. Sys.                  A1         6.25        8/15/24         1,500          1,694,025

    See Notes to Financial Statements                                     17

       Prudential National Municipals Fund, Inc.
             Portfolio of Investments as of June 30, 2002 (Unaudited) Cont'd.

                                                                       Principal
                                     Moody's    Interest    Maturity   Amount          Value
Description (a)                      Rating     Rate        Date       (000)           (Note 1)
---------------------------------------------------------------------------------------------------------
Dayton, G.O., M.B.I.A.               Aaa        7.00%       12/01/07   $      480      $     569,194
Dover Mun. Elec. Sys. Rev.,
 F.G.I.C.                            Aaa        5.95        12/01/14        1,000          1,095,910
Greene Cnty. Wtr. Sys. Rev.,
 Ser. A, F.G.I.C.                    Aaa        6.125       12/01/21        1,000          1,082,040
Hamilton Cnty. Sales Tax Sub.
 C.A.B.S., Ser. B, A.M.B.A.C.        Aaa        Zero        12/01/20        2,000            775,300
Hilliard Sch. Dist. C.A.B.S.
 Sch. Impvt.,
 F.G.I.C.                            Aaa        Zero        12/01/18        1,720            759,397
 F.G.I.C.                            Aaa        Zero        12/01/19        1,720            711,547
Lorain Cnty. Hosp. Rev., Rfdg.
 Mtge., Ser. C                       BBB+(d)    6.875       6/01/22         2,000          2,068,460
Lucas Cnty. Hlth. Care Fac.
 Rev. Rfdg. & Impvt., Sunset
 Ret.,
 Ser. A                              A-(d)      6.625       8/15/30         1,000          1,034,130
 Ref. Presbyterian Svcs.,
 Ser. A                              NR         6.625       7/01/14         1,750          1,770,475
Montgomery Cnty. Swr. Sys.
 Rev., Greater Moraine, Beaver
 Creek, F.G.I.C.                     Aaa        Zero        9/01/05         1,000            916,160
Mount Vernon City Sch. Dist.,
 G.O., F.G.I.C.                      Aaa        7.50        12/01/14          500            563,925
Newark, Ltd. Tax G.O.,
 A.M.B.A.C.                          Aaa        Zero        12/01/06          805            701,573
Ohio Hsg. Fin. Agcy. Mtge.
 Res. Con. Opt., Ser. C-1,
 A.M.T., G.N.M.A.                    Aaa        6.05        3/01/32           835            865,720
 Rev., Ser. A-1, A.M.T.,
 G.N.M.A.                            Aaa        6.35        9/01/31           970          1,019,305
Ohio St. Air Quality Dev. Auth.
 Rev., Poll. Ctrl., Cleveland
 Elec. Co., Proj., F.G.I.C.          Aaa        8.00        12/01/13        2,500          2,606,750
Ohio St. Bldg. Auth., St. Corr.
 Facs., Ser. A                       Aa2        6.00        10/01/08          615            700,036

    18                                     See Notes to Financial Statements

       Prudential National Municipals Fund, Inc.
             Portfolio of Investments as of June 30, 2002 (Unaudited) Cont'd.

                                                                       Principal
                                     Moody's    Interest    Maturity   Amount          Value
Description (a)                      Rating     Rate        Date       (000)           (Note 1)
---------------------------------------------------------------------------------------------------------
Ohio St. Higher Edl. Fac. Comn.
 Rev., Case Western Resv.
 Univ., Ser. B                       Aa2        6.50%       10/01/20   $      750      $     903,825
Ohio St. Solid Waste Rev.,
 CSC Ltd. Proj., A.M.T.              NR         8.50        8/01/22           500(h)               0
Ohio St. Univ. Gen. Rcpts.,
 Ser. A                              Aa2        6.00        12/01/16        1,000          1,112,990
Ohio St. Wtr. Dev. Auth. Poll.
 Ctrl. Facs. Rev., Buckeye Pwr.
 Inc. Proj., A.M.B.A.C.              Aaa        7.80        11/01/14       10,930         12,420,961
Richland Cnty. Hosp. Facs.
 Rev., Impvt. Medcentral Hlth.
 Sys., Ser. B                        A-(d)      6.375       11/15/22        1,000          1,049,280
                                                                                       -------------
                                                                                          44,017,011
---------------------------------------------------------------------------------------------------------
Pennsylvania  3.1%
Carbon Cnty. Ind. Dev. Auth.
 Rev., Rfdg., Panther Creek
 Partners Proj., A.M.T.              BBB-(d)    6.65        5/01/10         5,000          5,386,200
Clarion Cnty. Hosp. Auth. Rev.,
 Clarion Hosp. Proj.                 BBB-(d)    5.60        7/01/10           685            673,095
Delaware Cnty. Ind. Dev. Auth.
 Rev., Res. Recov. Fac.,
 Ser. A                              Baa3       6.20        7/01/19         3,000          3,022,500
Pennsylvania Econ. Dev. Fin.
 Auth. Res. Recov. Rev., Sr.
 Northampton Generating,
 Ser. A, A.M.T.                      BBB-(d)    6.60        1/01/19         5,250          5,327,647
Philadelphia Hosp. & Higher
 Edl. Facs. Auth. Rev.,
 Chestnut Hill Hosp.                 Baa2       6.50        11/15/22        2,685          2,654,606
 Children's Seashore House,
 Ser. A                              A+(d)      7.00        8/15/03           535            548,739
Westmoreland Cnty. Ind. Dev.
 Auth. Rev., Valley Landfill
 Proj.                               BBB(d)     5.10        5/01/18         2,000          1,965,900
                                                                                       -------------
                                                                                          19,578,687

    See Notes to Financial Statements                                     19

       Prudential National Municipals Fund, Inc.
             Portfolio of Investments as of June 30, 2002 (Unaudited) Cont'd.

                                                                       Principal
                                     Moody's    Interest    Maturity   Amount          Value
Description (a)                      Rating     Rate        Date       (000)           (Note 1)
---------------------------------------------------------------------------------------------------------
Puerto Rico  2.6%
Puerto Rico Comnwlth.,
 PA625, R.I.T.E.S., A.M.B.A.C.       NR         12.501%(c)  7/01/10    $      500(g)   $     718,390
 PA642B, R.I.T.E.S, M.B.I.A.         AAA(d)     10.021(c)   7/01/12         1,000(g)       1,284,560
Puerto Rico Comnwlth., Hwy. &
 Trans Auth. Rev., Pub. Impvt.,
 M.B.I.A.                            Aaa        Zero        7/01/19         2,000            895,580
Puerto Rico Pub. Bldgs. Auth.,
 Gtd. Pub. Ed. & Hlth. Facs.
 Rev., Ser. J, C.A.B.S., E.T.M.      Baa1       Zero        7/01/06           275(b)         243,482
Puerto Rico Tel. Auth. Rev.,
 R.I.B.S.,
 M.B.I.A.                            Aaa        8.999(c)    1/25/07         5,100(b)       5,437,926
 M.B.I.A.                            Aaa        9.206(c)    1/16/15         7,150(b)       7,638,059
                                                                                       -------------
                                                                                          16,217,997
---------------------------------------------------------------------------------------------------------
South Carolina  5.1%
Charleston Waterworks & Swr.
 Rev., E.T.M.                        Aaa        10.375      1/01/10         7,415(b)       9,570,466
South Carolina Pub. Svc. Auth.
 Rev.,
 R.I.T.E.S., M.B.I.A.                Aaa        9.271(c)    6/28/13         5,000          5,288,200
 Rfdg., Ser. A, M.B.I.A.             Aaa        5.75        1/01/22         8,085          8,520,863
South Carolina Trans.
 Infrastructure Bank Rev.,
 Ser. A                              Aaa        5.25        10/01/21        8,500          8,664,730
                                                                                       -------------
                                                                                          32,044,259
---------------------------------------------------------------------------------------------------------
Tennessee  1.6%
Bristol Hlth. & Edl. Fac. Rev.,
 Bristol Mem. Hosp., F.G.I.C.        Aaa        6.75        9/01/10         5,000(f)       5,904,500
Shelby Cnty. Hlth. Edl. & Hsg.
 Fac. Brd. Hosp. Rev.,
 Methodist Hlth. Care                Baa1       6.50        9/01/26         4,000          4,104,280
                                                                                       -------------
                                                                                          10,008,780

    20                                     See Notes to Financial Statements

       Prudential National Municipals Fund, Inc.
             Portfolio of Investments as of June 30, 2002 (Unaudited) Cont'd.

                                                                       Principal
                                     Moody's    Interest    Maturity   Amount          Value
Description (a)                      Rating     Rate        Date       (000)           (Note 1)
---------------------------------------------------------------------------------------------------------
Texas  6.1%
Bexar Cnty. Hlth. Facs. Dev.
 Corp. Rev., Baptist Hlth.
 Sys., Ser. A, M.B.I.A.              Aaa        6.00%       11/15/14   $    5,695      $   6,522,142
Dallas Ft. Worth, Int'l. Arpt.
 Fac. Impvt. Corp. Rev., Rfdg.,
 American Airlines, Ser. B           B1         6.05        5/01/29         2,500          2,324,675
Dallas Ft. Worth, Reg. Arpt.
 Rev., F.G.I.C.,
 Ser. A                              Aaa        7.375       11/01/08        3,500          3,865,330
 Ser. A                              Aaa        7.375       11/01/09        3,500          3,865,330
Harris Cnty. Ind. Dev. Corp.
 Arpt. Facs. Rev., Continental
 Airlines, Inc. Proj.                B3         5.375       7/01/19         2,795          2,113,048
Houston Wtr. & Swr. Sys. Rev.,
 C.A.B.S. Rfdg. Jr. Lien,
 Ser. A, F.S.A.                      Aaa        Zero        12/01/26       25,000          6,290,250
Panhandle Reg. Hsg. Fin. Corp.
 Rev., Multi-Family Hsg.,
 Ser. A                              A3         6.75        3/01/31         3,000          3,100,740
San Benito Cons. Indpt. Sch.
 Dist.                               Aaa        6.00        2/15/25        10,000         10,898,100
                                                                                       -------------
                                                                                          38,979,615
---------------------------------------------------------------------------------------------------------
U.S. Virgin Islands  0.4%
Virgin Islands Pub. Fin. Auth.
 Rev., Gross Rcpts.
 Tax Ln. Note, Ser. A                BBB-(d)    6.50        10/01/24        1,500          1,655,175
 Matching Ln. Note, Ser. A           AAA(d)     7.25        10/01/18        1,000          1,034,900
                                                                                       -------------
                                                                                           2,690,075
---------------------------------------------------------------------------------------------------------
Washington  5.1%
King Cnty., Ser. B                   Aa1        5.85        12/01/13       10,000         11,498,800
Skagit Cnty. Cons. Sch. Dist.
 No. 320, Mount Vernon,
 M.B.I.A.                            Aaa        5.50        12/01/15        4,715          5,085,033

    See Notes to Financial Statements                                     21

       Prudential National Municipals Fund, Inc.
             Portfolio of Investments as of June 30, 2002 (Unaudited) Cont'd.

                                                                       Principal
                                     Moody's    Interest    Maturity   Amount          Value
Description (a)                      Rating     Rate        Date       (000)           (Note 1)
---------------------------------------------------------------------------------------------------------
Washington St. Pub. Pwr. Sup.
 Sys. Rev., Nuclear Proj.
 No. 1, Ser. A, F.S.A.               Aaa        7.00%       7/01/08    $    4,000      $   4,718,280
Washington St., Ser. B               Aa1        6.00        1/01/25        10,000         10,867,100
                                                                                       -------------
                                                                                          32,169,213
---------------------------------------------------------------------------------------------------------
West Virginia  0.3%
West Virginia St. Hosp. Fin.
 Auth., Oak Hill Hosp. Rev.,
 Ser. B                              A2         6.75        9/01/30         2,000          2,165,860
---------------------------------------------------------------------------------------------------------
Wisconsin  2.0%
Badger Tobacco Asset
 Securitization Corp. Rev.,
 Asset Bkd.                          A1         6.125       6/01/27         5,500          5,427,070
Wisconsin Pub. Pwr. Inc. Sys.,
 Pwr. Sup. Sys. Rev.,
 A.M.B.A.C.                          Aaa        5.44        7/01/14         5,000          5,157,950
Wisconsin St. Hlth. & Edl.
 Facs. Auth. Rev., Marshfield
 Clinic, Ser. B                      BBB+(d)    6.00        2/15/25         2,000          1,951,500
                                                                                       -------------
                                                                                          12,536,520
                                                                                       -------------
Total long-term investments
 (cost $551,375,087)                                                                     587,037,056
                                                                                       -------------
SHORT-TERM INVESTMENTS  5.9%
---------------------------------------------------------------------------------------------------------
Alabama  0.4%
Mobile Ind. Dev. Brd. Rev.,
 Alabama Pwr. Co. Barry Plant
 Proj., Ser. B, A.M.T.,
 F.R.D.D.                            VMIG1      2.05        7/01/02         2,400          2,400,000
---------------------------------------------------------------------------------------------------------
Arizona  0.3%
Phoenix Ind. Dev. Auth. Rev.,
 Swift Aviation Svcs. Inc.
 Proj., F.R.D.D.                     A-1(d)     2.05        7/01/02         1,800          1,800,000

    22                                     See Notes to Financial Statements

       Prudential National Municipals Fund, Inc.
             Portfolio of Investments as of June 30, 2002 (Unaudited) Cont'd.

                                                                       Principal
                                     Moody's    Interest    Maturity   Amount          Value
Description (a)                      Rating     Rate        Date       (000)           (Note 1)
---------------------------------------------------------------------------------------------------------
Delaware  2.9%
Delaware St. Econ. Dev. Auth.
 Rev.,
 Delmarva Pwr. & Lt., A.M.T.,
 F.R.D.D.                            VMIG1      2.15%       7/01/02    $    4,500      $   4,500,000
 Delmarva Pwr & Lt., Exempt
 Facs., Ser. A, A.M.T.,
 F.R.D.D.,                           VMIG1      2.15        7/01/02         6,300          6,300,000
 Delmarva Pwr. & Lt., Gas
 Facs., A.M.T., F.R.D.D.             VMIG1      2.15        7/01/02         7,900          7,900,000
                                                                                       -------------
                                                                                          18,700,000
---------------------------------------------------------------------------------------------------------
Indiana  0.2%
Crawfordsville Econ. Dev. Rev.,
 Pedcor Investments-Shady
 Knoll, A.M.T., F.R.W.D.             VMIG1      1.42        7/04/02         1,525          1,525,000
---------------------------------------------------------------------------------------------------------
Louisiana  0.2%
West Baton Rouge Parish
 Ind. Dist. No. 3 Rev.,
 Dow Chemical Co. Proj.,
 A.M.T., F.R.D.D.                    A-1(d)     2.20        7/01/02         1,000          1,000,000
---------------------------------------------------------------------------------------------------------
Michigan  0.6%
Michigan St. Strategic Fd. Ltd.
 Oblig. Rev.,
 Dow Chemical Co. Proj.,
 A.M.T., F.R.D.D.                    P-2        2.20        7/01/02         2,000          2,000,000
 Dow Chemical Co. Proj.,
 A.M.T., F.R.D.D.                    A-1(d)     2.20        7/01/02         1,800          1,800,000
                                                                                       -------------
                                                                                           3,800,000
---------------------------------------------------------------------------------------------------------
Tennessee  0.6%
Morgan Keegan Mun. Products
 Inc., Trust Rcpts., Ser. CN-1,
 F.R.W.D.                            A-1+       1.48        7/05/02         3,500          3,500,000

    See Notes to Financial Statements                                     23

       Prudential National Municipals Fund, Inc.
             Portfolio of Investments as of June 30, 2002 (Unaudited) Cont'd.

                                                                       Principal
                                     Moody's    Interest    Maturity   Amount          Value
Description (a)                      Rating     Rate        Date       (000)           (Note 1)
---------------------------------------------------------------------------------------------------------
Texas  0.5%
Calhoun Cnty. Nav. Ind. Dev.
 Auth. Port Rev., British
 Petroleum Co., F.R.D.D.             VMIG1      1.90%       7/01/02    $      500      $     500,000
Gulf Coast Waste Disp. Auth.,
 Environ. Facs Rev., Bayer
 Corp. Proj., A.M.T., F.R.D.D.       P-1        2.10        7/01/02         2,600          2,600,000
                                                                                       -------------
                                                                                           3,100,000
---------------------------------------------------------------------------------------------------------
Virginia  0.2%
Loudoun Cnty. Ind. Dev. Auth.
 Rev., Atlantic Coast Airlines,
 F.R.D.D.                            A-1(d)     2.00        7/01/02         1,400          1,400,000
                                                                                       -------------
Total short-term investments
 (cost $37,225,000)                                                                       37,225,000
                                                                                       -------------
Total Investments  98.4%
 (cost $588,600,087; Note 5)                                                             624,262,056
Other assets in excess of
 liabilities--1.6%                                                                        10,120,052
                                                                                       -------------
Net Assets--100%                                                                       $ 634,382,108
                                                                                       -------------
                                                                                       -------------

    24                                     See Notes to Financial Statements

       Prudential National Municipals Fund, Inc.
             Portfolio of Investments as of June 30, 2002 (Unaudited) Cont'd.

(a) The following abbreviations are used in portfolio descriptions:
    A.C.A.--American Capital Access.
    A.M.B.A.C.--American Municipal Bond Assurance Corporation.
    A.M.T.--Alternative Minimum Tax.
    B.I.G.I.C.--Bond Investors Guaranty Insurance Company.
    C.A.B.S.--Capital Appreciation Bonds.
    C.O.P.--Certificate of Participation.
    E.T.M.--Escrowed to Maturity.
    F.G.I.C.--Financial Guaranty Insurance Company.
    F.H.A.--Federal Housing Administration.
    F.N.M.A.--Federal National Mortgage Association.
    F.R.D.D.--Floating Rate (Daily) Demand Note(e).
    F.R.W.D.--Floating Rate (Weekly) Demand Note(e).
    F.S.A.--Financial Security Assurance.
    G.O.--General Obligation.
    G.N.M.A.--Government National Mortgage Association.
    M.B.I.A.--Municipal Bond Insurance Corporation.
    R.I.B.S.--Residual Interest Bearing Security.
    R.I.T.E.S.--Residual Interest Tax Exempt Securities Receipts.
(b) Prerefunded issues are secured by escrowed cash and/or direct U.S. guaranteed obligations.
(c) Inverse floating rate bond. The coupon is inversely indexed to a floating interest rate. The rate shown is the rate at period end.
(d) Standard & Poor's rating.
(e) For purposes of amortized cost valuation, the maturity date of Floating Rate Demand Notes is considered to be the later of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted.
(f) All or portion of security segregated as collateral for financial futures contracts.
(g) Private placement restricted as to resale and does not have a readily available market; the aggregate cost of such securities is $6,386,321. The aggregate value of $7,981,890 is approximately 1.3% of net assets.
(h) Represent issuer in default on interest payments; non-income producing security.
NR--Not Rated by Moody's or Standard & Poor's.
The Fund's current Prospectus contains a description of Moody's and Standard &
    Poor's ratings.

    See Notes to Financial Statements                                     25

       Prudential National Municipals Fund, Inc.
             Statement of Assets and Liabilities (Unaudited)

                                                                    June 30, 2002
---------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $588,600,087)                           $ 624,262,056
Cash                                                                      117,451
Receivable for investments sold                                        41,057,801
Interest receivable                                                    10,120,128
Receivable for Fund shares sold                                           266,620
Unrealized appreciation on interest rate swaps                             33,992
Prepaid expenses                                                           14,310
Due from broker-variation margin                                           14,020
                                                                    -------------
      Total assets                                                    675,886,378
                                                                    -------------
LIABILITIES
Payable for investments purchased                                      39,114,282
Payable for Fund shares reacquired                                      1,451,069
Dividends payable                                                         420,221
Management fee payable                                                    250,137
Distribution fee payable                                                  138,486
Accrued expenses                                                           90,678
Deferred Director's fee                                                    39,397
                                                                    -------------
      Total liabilities                                                41,504,270
                                                                    -------------
NET ASSETS                                                          $ 634,382,108
                                                                    -------------
                                                                    -------------
Net assets were comprised of:
   Common stock, at par                                             $     408,829
   Paid-in capital in excess of par                                   596,326,910
                                                                    -------------
                                                                      596,735,739
   Undistributed net investment income                                    470,470
   Accumulated net realized gain on investments                         1,520,201
   Net unrealized appreciation on investments                          35,655,698
                                                                    -------------
Net assets, June 30, 2002                                           $ 634,382,108
                                                                    -------------
                                                                    -------------

    26                                     See Notes to Financial Statements

       Prudential National Municipals Fund, Inc.
             Statement of Assets and Liabilities (Unaudited) Cont'd.

                                                                    June 30, 2002
---------------------------------------------------------------------------------------
Class A:
   Net asset value and redemption price per share ($577,179,241
      / 37,204,724 shares of common stock issued and
      outstanding)                                                         $15.51
   Maximum sales charge (3% of offering price)                                .48
                                                                    -------------
   Maximum offering price to public                                        $15.99
                                                                    -------------
                                                                    -------------
Class B:
   Net asset value, offering price and redemption price per
      share ($48,550,527 / 3,121,288 shares of common stock
      issued and outstanding)                                              $15.55
                                                                    -------------
                                                                    -------------
Class C:
   Net asset value and redemption price per share ($5,674,182 /
      364,793 shares of common stock issued and outstanding)               $15.55
   Sales charge (1% of offering price)                                        .16
                                                                    -------------
   Offering price to public                                                $15.71
                                                                    -------------
                                                                    -------------
Class Z:
   Net asset value, offering price and redemption price per
      share ($2,978,158 / 192,047 shares of common stock issued
      and outstanding)                                                     $15.51
                                                                    -------------
                                                                    -------------

    See Notes to Financial Statements                                     27

       Prudential National Municipals Fund, Inc.
             Statement of Operations (Unaudited)

                                                                     Six Months
                                                                        Ended
                                                                    June 30, 2002
---------------------------------------------------------------------------------------
NET INVESTMENT INCOME
Income
   Interest                                                          $17,968,239
                                                                    -------------
Expenses
   Management fee                                                      1,513,784
   Distribution fee--Class A                                             718,158
   Distribution fee--Class B                                             122,392
   Distribution fee--Class C                                              20,280
   Transfer agent's fees and expenses                                    222,000
   Custodian's fees and expenses                                          65,000
   Reports to shareholders                                                43,000
   Legal fees and expenses                                                26,000
   Registration fees                                                      22,000
   Audit fee                                                              19,000
   Directors' fees                                                         9,000
   Miscellaneous                                                           2,780
                                                                    -------------
      Total expenses                                                   2,783,394
   Less: Custodian fee credit                                             (1,322)
                                                                    -------------
      Net expenses                                                     2,782,072
                                                                    -------------
Net investment income                                                 15,186,167
                                                                    -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
   Investment transactions                                             2,480,974
   Financial futures contracts                                        (1,540,981)
                                                                    -------------
                                                                         939,993
                                                                    -------------
Net change in unrealized appreciation (depreciation) on:
   Investments                                                         8,695,992
   Financial futures contracts                                           611,037
   Interest rate swaps                                                    33,992
                                                                    -------------
                                                                       9,341,021
                                                                    -------------
Net gain on investment transactions                                   10,281,014
                                                                    -------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 $25,467,181
                                                                    -------------
                                                                    -------------

    28                                     See Notes to Financial Statements

       Prudential National Municipals Fund, Inc.
             Statement of Changes in Net Assets (Unaudited)

                                                  Six Months            Year
                                                     Ended              Ended
                                                 June 30, 2002    December 31, 2001
-----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
   Net investment income                         $  15,186,167      $  31,220,549
   Net realized gain on investment
      transactions                                     939,993          9,640,432
   Net change in unrealized appreciation
      (depreciation) on investments                  9,341,021        (14,789,295)
                                                 -------------    -----------------
   Net increase in net assets resulting from
      operations                                    25,467,181         26,071,686
                                                 -------------    -----------------
Dividends and distributions (Note 1)
   Dividends from net investment income
      Class A                                      (13,837,428)       (28,725,822)
      Class B                                       (1,118,274)        (2,461,213)
      Class C                                         (116,862)          (174,475)
      Class Z                                          (65,967)           (85,207)
                                                 -------------    -----------------
                                                   (15,138,531)       (31,446,717)
                                                 -------------    -----------------
   Distributions from net realized capital
      gains
      Class A                                       (2,270,348)        (4,719,281)
      Class B                                         (196,309)          (394,950)
      Class C                                          (22,181)           (42,186)
      Class Z                                          (12,353)           (15,515)
                                                 -------------    -----------------
                                                    (2,501,191)        (5,171,932)
                                                 -------------    -----------------
Fund share transactions (net of share
   conversions) (Note 6)
   Net proceeds from shares sold                    30,002,291         48,848,412
   Net asset value of shares issued in
      reinvestment of dividends and
      distributions                                 10,928,084         22,384,332
   Cost of shares reacquired                       (49,789,519)       (98,173,406)
                                                 -------------    -----------------
   Decrease in net assets from Fund share
      transactions                                  (8,859,144)       (26,940,662)
                                                 -------------    -----------------
Total decrease                                      (1,031,685)       (37,487,625)
NET ASSETS
Beginning of period                                635,413,793        672,901,418
                                                 -------------    -----------------
End of period(a)                                 $ 634,382,108      $ 635,413,793
                                                 -------------    -----------------
                                                 -------------    -----------------
(a) Includes undistributed net investment
    income                                       $     470,470      $          --
                                                 -------------    -----------------

    See Notes to Financial Statements                                     29

       Prudential National Municipals Fund, Inc.
             Notes to Financial Statements (Unaudited)

      Prudential National Municipals Fund, Inc. (the 'Fund') is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek a high level of current income exempt from federal income taxes by investing substantially all of its total assets in carefully selected long-term municipal bonds of medium quality. The ability of the issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific state, industry or region.

Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

      Securities Valuations:    The Fund values municipal securities (including
commitments to purchase such securities on a 'when-issued' basis) on the basis of prices provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining values. If market quotations are not readily available from such pricing service, a security is valued at its fair value as determined under procedures established by the Board of Directors.

      Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.

      Options:    The Fund may either purchase or write options in order to
hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates with respect to securities which the Fund currently owns or intends to purchase. The Fund's principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an investment. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The investment or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Fund has realized a gain or loss. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or

       Prudential National Municipals Fund, Inc.
             Notes to Financial Statements (Unaudited) Cont'd.

loss on purchased options is included in net realized gain (loss) on investment transactions. Gain or loss on written options is presented separately as net realized gain (loss) on written option transactions.

      The Fund, as writer of an option, may have no control over whether the underlying securities may be sold (called) or purchased (put). As a result, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. The Fund, as purchaser of an option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.

      Interest Rate Swaps:    In a simple interest rate swap, one investor pays
a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. Alternatively, an investor may pay a fixed rate and receive a floating rate. Interest rate swaps were conceived as asset/liability management tools. In more complex swaps, the notional principal amount may decline (or amortize) over time.

      During the term of swap, changes in the value of the swap are recognized as unrealized gains or losses by 'marking-to-market' to reflect the market value of the swap. When the swap is terminated, the Fund will record a realized gain of loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract, if any.

      The Fund is exposed to credit risk in the event of non-performance by the other party to the interest rate swap. However, the Fund does not anticipate non-performance by any counterparty.

      Financial Futures Contracts:    A financial futures contract is an
agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the 'initial margin.' Subsequent payments, known as 'variation margin,' are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the statement of operations as net realized gain (loss) on financial futures contracts.

      The Fund invests in financial futures contracts in order to hedge existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value

       Prudential National Municipals Fund, Inc.
             Notes to Financial Statements (Unaudited) Cont'd.

caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

      Securities Transactions and Net Investment Income:    Securities
transactions are recorded on the trade date. Realized gains (losses) on sales of securities are calculated on the identified cost basis. Interest income is recorded on the accrual basis. The Fund amortizes premiums and accretes original issue discount on portfolio securities as adjustments to interest income. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

      As required, effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. Prior to January 1, 2001, the Fund did not amortize premiums on debt securities. Upon initial adoption, the Fund was required to adjust the cost of its fixed-income securities by the cumulative amounts that would have been recognized had the amortization been in effect from the purchase date of each holding. Adopting this accounting principle does not affect the Fund's net asset value, but changes the classification of certain amounts between interest income and realized and unrealized gain (loss) in the Statement of Operations. The current adjustments for the six months ended June 30, 2002 resulted in an increase to net investment income of $47,636, a decrease to realized gains of $23,349 and a decrease to unrealized appreciation of $24,287. The cumulative adjustment upon adoption through December 31, 2001 resulted in an increase to undistributed net investment income of $422,834 and a decrease to unrealized appreciation on investments of $422,834.

      Net investment income (loss) (other than distribution fees) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

      Federal Income Taxes:    It is the Fund's policy to continue to meet the
requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

      Dividends and Distributions:    The Fund expects to pay dividends of net
investment income monthly and distributions of net realized capital gains, if any, annually. Dividends and distributions are recorded on the ex-dividend date.

       Prudential National Municipals Fund, Inc.
             Notes to Financial Statements (Unaudited) Cont'd.

      Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles.

      Custody Fee Credits:    The Fund has an arrangement with its custodian
bank, whereby uninvested monies earn credits which reduce the fees charged by the custodian.

Note 2. Agreements
The Fund has a management agreement with Prudential Investments LLC ('PI'). Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisor's performance of such services. PI has entered into a subadvisory agreement with Prudential Investment Management, Inc. ('PIM'). The subadvisory agreement provides that the subadvisor will furnish investment advisory services in connection with the management of the Fund. In connection therewith, the subadvisor is obligated to keep certain books and records of the Fund. PI pays for the services of PIM, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

      The management fee paid to PI is computed daily and payable monthly at an annual rate of .50% of the Fund's average daily net assets up to and including $250 million, .475% of the next $250 million, .45% of the next $500 million, ..425% of the next $250 million, .40% of the next $250 million and .375% of the Fund's average daily net assets in excess of $1.5 billion.

      The Fund has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'), which acts as the distributor of the Class A, B, C and Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution (the 'Class A, B and C Plans'), regardless of expenses actually incurred by it. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

      Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, .50 of 1% and 1%, of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .25 of 1%, .50 of 1% and .75 of 1% of the average daily net assets of the Class A, B and C shares, respectively, for the six months ended June 30, 2002.

       Prudential National Municipals Fund, Inc.
             Notes to Financial Statements (Unaudited) Cont'd.

      PIMS has advised the Fund that it received approximately $57,800 and $8,100 in front-end sales charges resulting from sales of Class A and Class C shares, respectively, during the six months ended June 30, 2002. From these fees, PIMS paid a substantial part of such sales charges to dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

      PIMS has advised the Fund that for the six months ended June 30, 2002, it received approximately $12,800 and $300 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.

      PI, PIM and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. ('Prudential').

      The Fund, along with other affiliated registered investment companies (the 'Funds'), is a party to a syndicated credit agreement ('SCA') with a group of banks. For the six months ended June 30, 2002, the amount of the commitment was $500 million from January 1, 2002 through May 2, 2002. On May 3, 2002, the Funds renewed and amended the SCA, which effectively increased the banks' commitment to $800 million and allows the Funds to increase the commitment to $1 billion if necessary. Interest on any borrowings under the SCA will be incurred at market rates. The Funds pay a commitment fee of .08 of 1% of the unused portion of the SCA. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The purpose of the SCA is to serve as an alternative source of funding for capital share redemptions. The expiration date of the SCA is May 2, 2003. The Fund did not borrow any amounts pursuant to the SCA during the six months ended June 30, 2002.

Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), an affiliate of PI and a wholly-owned subsidiary of Prudential, serves as the Fund's transfer agent. During the six months ended June 30, 2002, the Fund incurred fees of approximately $167,000 for the services of PMFS. As of June 30, 2002, approximately $27,000 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates.

      The Fund pays networking fees to Prudential Securities, Inc. ('PSI'), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national mutual fund clearing system. The total amount paid to PSI during the period was approximately $9,000 and is included in transfer agent's fees and expenses in the statement of operations.

       Prudential National Municipals Fund, Inc.
             Notes to Financial Statements (Unaudited) Cont'd.

Note 4. Portfolio Securities
Purchases and sales of investment securities, other than short-term investments for the six months ended June 30, 2002, aggregated $186,951,817 and $229,428,015, respectively.

      During the six months ended June 30, 2002, the Fund entered into financial futures contracts. Details of open contracts at June 30, 2002 were as follows:

                                                    Value at         Value at         Unrealized
Number of                           Expiration        Trade          June 30,        Appreciation
Contracts            Type              Date           Date             2002         (Depreciation)
---------     ------------------    -----------    -----------     ------------     ---------------
               Short Positions:
                  5 yr. U.S.
   160          Treasury Notes      Sept. '02      $17,197,535     $ 17,187,500        $  10,035
                  Municipal

    30            Bond Index        Sept. '02        3,112,404        3,108,750            3,654

                Long Position:
                U.S. Treasury
    63              Bonds           Sept. '02        6,529,171        6,475,219          (53,952)
                                                                                    ---------------
                                                                                       $ (40,263)
                                                                                    ---------------
                                                                                    ---------------

      The Fund entered into interest rate swap agreements during the period. Details of the swap agreements outstanding as of June 30, 2002 were as follows:

                   Termination      Notional       Fixed      Floating      Unrealized
 Counterparty         Date           Amount         Rate        Rate       Appreciation
---------------    -----------     ----------     --------    --------     ------------
 Morgan Stanley        6/14/32     $6,000,000       4.715%        BMA*       $  1,269
 Morgan Stanley        6/20/32     $4,800,000      4.6675%        BMA*         32,723
                                                                           ------------
                                                                             $ 33,992
                                                                           ------------
                                                                           ------------

The Fund pays the fixed rate and receives the floating rate.
*Bond Market Association.(TM)

Note 5. Tax Information
The United States federal income tax basis of the Fund's investments and the net unrealized appreciation as of June 30, 2002 were as follows:


   Tax Basis                                             Net Unrealized
of Investments      Appreciation       Depreciation       Appreciation
---------------   ----------------   ----------------   ----------------
 $588,213,767       $38,771,993        $(2,723,704)       $36,048,289

      The differences between book and tax basis was attributable to deferred losses on wash sales.

       Prudential National Municipals Fund, Inc.
             Notes to Financial Statements (Unaudited) Cont'd.

Note 6. Capital
The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 3%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

      There are 1 billion shares of common stock, $.01 par value per share, authorized divided into four classes, designated Class A, Class B, Class C and Class Z common stock, each of which consists of 250 million authorized shares.

      Transactions in shares of common stock were as follows:

Class A                                                     Shares             Amount
----------------------------------------------------   ----------------    --------------
Six months ended June 30, 2002:
Shares sold                                                   1,325,662    $   20,510,251
Shares issued in reinvestment of dividends and
  distributions                                                 648,924        10,031,906
Shares reacquired                                            (2,763,510)      (42,708,055)
                                                       ----------------    --------------
Net decrease in shares outstanding before conversion           (788,924)      (12,165,898)
Shares issued upon conversion from Class B                      186,399         2,885,517
                                                       ----------------    --------------
Net decrease in shares outstanding                             (602,525)   $   (9,280,381)
                                                       ----------------    --------------
                                                       ----------------    --------------
Year ended December 31, 2001:
Shares sold                                                   1,898,832    $   29,831,731
Shares issued in reinvestment of dividends and
  distributions                                               1,315,479        20,523,735
Shares reacquired                                            (5,526,867)      (86,851,409)
                                                       ----------------    --------------
Net decrease in shares outstanding before conversion         (2,312,556)      (36,495,943)
Shares issued upon conversion from Class B                    1,034,364        16,194,699
                                                       ----------------    --------------
Net decrease in shares outstanding                           (1,278,192)   $  (20,301,244)
                                                       ----------------    --------------
                                                       ----------------    --------------

       Prudential National Municipals Fund, Inc.
             Notes to Financial Statements (Unaudited) Cont'd.

Class B                                                     Shares             Amount
----------------------------------------------------   ----------------    --------------
Six months ended June 30, 2002:
Shares sold                                                     252,149    $    3,910,852
Shares issued in reinvestment of dividends and
  distributions                                                  47,716           739,549
Shares reacquired                                              (180,131)       (2,795,314)
                                                       ----------------    --------------
Net increase in shares outstanding before conversion            119,734         1,855,087
Shares reacquired upon conversion into Class A                 (185,918)       (2,885,517)
                                                       ----------------    --------------
Net decrease in shares outstanding                              (66,184)   $   (1,030,430)
                                                       ----------------    --------------
                                                       ----------------    --------------
Year ended December 31, 2001:
Shares sold                                                     888,487    $   13,978,076
Shares issued in reinvestment of dividends and
  distributions                                                 104,463         1,634,050
Shares reacquired                                              (565,647)       (8,915,775)
                                                       ----------------    --------------
Net increase in shares outstanding before conversion            427,303         6,696,351
Shares issued upon conversion from Class B                   (1,031,728)      (16,194,699)
                                                       ----------------    --------------
Net decrease in shares outstanding                             (604,425)   $   (9,498,348)
                                                       ----------------    --------------
                                                       ----------------    --------------
Class C
----------------------------------------------------
Six months ended June 30, 2002:
Shares sold                                                      70,810    $    1,099,829
Shares issued in reinvestment of dividends and
  distributions                                                   6,141            95,165
Shares reacquired                                               (49,528)         (768,912)
                                                       ----------------    --------------
Net increase in shares outstanding                               27,423    $      426,082
                                                       ----------------    --------------
                                                       ----------------    --------------
Year ended December 31, 2001:
Shares sold                                                     239,506    $    3,769,424
Shares issued in reinvestment of dividends and
  distributions                                                   9,121           142,418
Shares reacquired                                              (116,847)       (1,834,659)
                                                       ----------------    --------------
Net increase in shares outstanding                              131,780    $    2,077,183
                                                       ----------------    --------------
                                                       ----------------    --------------
Class Z
----------------------------------------------------
Six months ended June 30, 2002:
Shares sold                                                     289,767    $    4,481,359
Shares issued in reinvestment of dividends and
  distributions                                                   3,978            61,464
Shares reacquired                                              (227,318)       (3,517,238)
                                                       ----------------    --------------
Net increase in shares outstanding                               66,427    $    1,025,585
                                                       ----------------    --------------
                                                       ----------------    --------------
Year ended December 31, 2001:
Shares sold                                                      80,702    $    1,269,180
Shares issued in reinvestment of dividends and
   distributions                                                  5,392            84,129
Shares reacquired                                               (36,401)         (571,563)
                                                       ----------------    --------------
Net increase in shares outstanding                               49,693    $      781,746
                                                       ----------------    --------------
                                                       ----------------    --------------

       Prudential National Municipals Fund, Inc.
             Financial Highlights (Unaudited)

                                                                      Class A
                                                                  ----------------
                                                                  Six Months Ended
                                                                   June 30, 2002
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                  $  15.32
                                                                  ----------------
Income from investment operations
Net investment income                                                      .37
Net realized and unrealized gain (loss) on investment
   transactions                                                            .25
                                                                  ----------------
      Total from investment operations                                     .62
                                                                  ----------------
Less distributions
Dividends from net investment income                                      (.37)
Distributions in excess of net investment income                            --
Distributions from net realized gains                                     (.06)
                                                                  ----------------
      Total distributions                                                 (.43)
                                                                  ----------------
Net asset value, end of period                                        $  15.51
                                                                  ----------------
                                                                  ----------------
TOTAL INVESTMENT RETURN(a):                                               4.10%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                       $577,179
Average net assets (000)                                              $579,287
Ratios to average net assets:
   Expenses, including distribution and service (12b-1) fees               .86%(d)
   Expenses, excluding distribution and service (12b-1) fees               .61%(d)
   Net investment income                                                  4.83%(d)
For Class A, B, C and Z shares:
   Portfolio turnover rate                                                  30%(e)

------------------------------
(a) Total investment return does not consider the effects of sales load. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than one full year are not annualized.
(b) Net of management fee waiver.
(c) Less than $.005 per share.
(d) Annualized.
(e) Not annualized.

    38                                     See Notes to Financial Statements

       Prudential National Municipals Fund, Inc.
             Financial Highlights (Unaudited) Cont'd.

                                                 Class A
----------------------------------------------------------------------------------------------------------
                                         Year Ended December 31,
----------------------------------------------------------------------------------------------------------
      2001                 2000                 1999                 1998                 1997
----------------------------------------------------------------------------------------------------------
    $  15.59             $  14.72             $  16.06             $  16.12             $  15.56
----------------     ----------------     ----------------     ----------------     ----------------
         .75                  .76                  .76                  .79                  .81(b)
        (.13)                 .88                (1.34)                 .06                  .67
----------------     ----------------     ----------------     ----------------     ----------------
         .62                 1.64                 (.58)                 .85                 1.48
----------------     ----------------     ----------------     ----------------     ----------------
        (.76)                (.76)                (.76)                (.79)                (.81)
          --                 (.01)                  --(c)                --(c)              (.01)
        (.13)                  --                   --                 (.12)                (.10)
----------------     ----------------     ----------------     ----------------     ----------------
        (.89)                (.77)                (.76)                (.91)                (.92)
----------------     ----------------     ----------------     ----------------     ----------------
    $  15.32             $  15.59             $  14.72             $  16.06             $  16.12
----------------     ----------------     ----------------     ----------------     ----------------
----------------     ----------------     ----------------     ----------------     ----------------
        3.95%               11.45%               (3.69)%               5.41%                9.80%
    $579,335             $609,245             $498,428             $481,926             $493,178
    $599,337             $487,811             $531,603             $483,759             $491,279
         .89%                 .88%                 .86%                 .73%                 .70%(b)
         .64%                 .63%                 .61%                 .63%                 .60%(b)
        4.76%                5.09%                4.88%                4.89%                5.15%(b)
          66%                 122%                  30%                  23%                  38%


    See Notes to Financial Statements                                     39

       Prudential National Municipals Fund, Inc.
             Financial Highlights (Unaudited) Cont'd.

                                                                      Class B
                                                                  ----------------
                                                                  Six Months Ended
                                                                   June 30, 2002
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                  $  15.36
                                                                      --------
Income from investment operations
Net investment income                                                      .35
Net realized and unrealized gain (loss) on investment
   transactions                                                            .25
                                                                      --------
      Total from investment operations                                     .60
                                                                      --------
Less distributions
Dividends from net investment income                                      (.35)
Distributions in excess of net investment income                            --
Distributions from net realized gains                                     (.06)
                                                                      --------
      Total distributions                                                 (.41)
                                                                      --------
Net asset value, end of period                                        $  15.55
                                                                      --------
                                                                      --------
TOTAL INVESTMENT RETURN(a):                                               3.97%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                       $ 48,551
Average net assets (000)                                              $ 49,363
Ratios to average net assets:
   Expenses, including distribution and service (12b-1) fees              1.11%(d)
   Expenses, excluding distribution and service (12b-1) fees               .61%(d)
   Net investment income                                                  4.58%(d)

------------------------------
(a) Total investment return does not consider the effects of sales load. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than one full year are not annualized.
(b) Net of management fee waiver.
(c) Less than $.005 per share.
(d) Annualized.

    40                                     See Notes to Financial Statements

       Prudential National Municipals Fund, Inc.
             Financial Highlights (Unaudited) Cont'd.

                                                 Class B
----------------------------------------------------------------------------------------------------------
                                         Year Ended December 31,
----------------------------------------------------------------------------------------------------------
      2001                 2000                 1999                 1998                 1997
----------------------------------------------------------------------------------------------------------
    $  15.63             $  14.75             $  16.10             $  16.16             $  15.60
    --------             --------         ----------------     ----------------     ----------------
         .71                  .73                  .73                  .73                  .75(b)
        (.13)                 .89                (1.35)                 .06                  .67
    --------             --------         ----------------     ----------------     ----------------
         .58                 1.62                 (.62)                 .79                 1.42
    --------             --------         ----------------     ----------------     ----------------
        (.72)                (.73)                (.73)                (.73)                (.75)
          --                 (.01)                  --(c)                --(c)              (.01)
        (.13)                  --                   --                 (.12)                (.10)
    --------             --------         ----------------     ----------------     ----------------
        (.85)                (.74)                (.73)                (.85)                (.86)
    --------             --------         ----------------     ----------------     ----------------
    $  15.36             $  15.63             $  14.75             $  16.10             $  16.16
    --------             --------         ----------------     ----------------     ----------------
    --------             --------         ----------------     ----------------     ----------------
        3.70%               11.23%               (3.98)%               4.99%                9.35%
    $ 48,972             $ 59,260             $ 92,265             $119,698             $141,528
    $ 54,043             $ 73,531             $118,044             $131,195             $151,938
        1.14%                1.13%                1.11%                1.13%                1.10%(b)
         .64%                 .63%                 .61%                 .63%                 .60%(b)
        4.52%                4.85%                4.62%                4.49%                4.75%(b)

    See Notes to Financial Statements                                     41

       Prudential National Municipals Fund, Inc.
             Financial Highlights (Unaudited) Cont'd.

                                                                      Class C
                                                                  ----------------
                                                                  Six Months Ended
                                                                   June 30, 2002
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                   $15.36
                                                                      -------
Income from investment operations
Net investment income                                                     .33
Net realized and unrealized gain (loss) on investment
   transactions                                                           .25
                                                                      -------
      Total from investment operations                                    .58
                                                                      -------
Less distributions
Dividends from net investment income                                     (.33)
Distributions in excess of net investment income                           --
Distributions from net realized gains                                    (.06)
                                                                      -------
      Total distributions                                                (.39)
                                                                      -------
Net asset value, end of period                                         $15.55
                                                                      -------
                                                                      -------
TOTAL INVESTMENT RETURN(a):                                              3.84%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                        $5,674
Average net assets (000)                                               $5,453
Ratios to average net assets:
   Expenses, including distribution and service (12b-1) fees             1.36%(d)
   Expenses, excluding distribution and service (12b-1) fees              .61%(d)
   Net investment income                                                 4.34%(d)

------------------------------
(a) Total investment return does not consider the effects of sales load. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than one full year are not annualized.
(b) Net of management fee waiver.
(c) Less than $.005 per share.
(d) Annualized.

    42                                     See Notes to Financial Statements

       Prudential National Municipals Fund, Inc.
             Financial Highlights (Unaudited) Cont'd.

                                                 Class C
----------------------------------------------------------------------------------------------------------
                                         Year Ended December 31,
----------------------------------------------------------------------------------------------------------
      2001                 2000                 1999                 1998                 1997
----------------------------------------------------------------------------------------------------------
     $15.63               $14.75               $16.10               $16.16               $15.60
    -------              -------              -------              -------              -------
        .67                  .69                  .69                  .69                  .71(b)
       (.13)                 .89                (1.35)                 .06                  .67
    -------              -------              -------              -------              -------
        .54                 1.58                 (.66)                 .75                 1.38
    -------              -------              -------              -------              -------
       (.68)                (.69)                (.69)                (.69)                (.71)
         --                 (.01)                  --(c)                --(c)              (.01)
       (.13)                  --                   --                 (.12)                (.10)
    -------              -------              -------              -------              -------
       (.81)                (.70)                (.69)                (.81)                (.82)
    -------              -------              -------              -------              -------
     $15.36               $15.63               $14.75               $16.10               $16.16
    -------              -------              -------              -------              -------
    -------              -------              -------              -------              -------
       3.45%               10.96%               (4.22)%               4.73%                9.08%
     $5,183               $3,213               $3,060               $2,296               $  825
     $4,032               $2,473               $2,643               $1,555               $  758
       1.39%                1.38%                1.36%                1.38%                1.35%(b)
        .64%                 .63%                 .61%                 .63%                 .60%(b)
       4.28%                4.60%                4.39%                4.23%                4.50%(b)

    See Notes to Financial Statements                                     43

       Prudential National Municipals Fund, Inc.
             Financial Highlights (Unaudited) Cont'd.

                                                                            Class Z
                                                   ---------------------------------------------------------
                                                                        Year Ended            January 22,
                                                    Six Months         December 31,             1999(c)
                                                       Ended         -----------------          Through
                                                   June 30, 2002      2001       2000      December 31, 1999
------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                  $ 15.32        $15.58     $14.71          $ 16.11
                                                   -------------     ------     ------          -------
Income from investment operations
Net investment income                                     .39           .78        .80              .73
Net realized and unrealized gain (loss) on
   investment transactions                                .25          (.12)       .88            (1.40)
                                                   -------------     ------     ------          -------
      Total from investment operations                    .64           .66       1.68             (.67)
                                                   -------------     ------     ------          -------
Less distributions
Dividends from net investment income                     (.39)         (.79)      (.80)            (.73)
Distributions in excess of net investment
   income                                                  --            --       (.01)              --(b)
Distributions from net realized gains                    (.06)         (.13)        --               --
                                                   -------------     ------     ------          -------
      Total distributions                                (.45)         (.92)      (.81)            (.73)
                                                   -------------     ------     ------          -------
Net asset value, end of period                        $ 15.51        $15.32     $15.58          $ 14.71
                                                   -------------     ------     ------          -------
                                                   -------------     ------     ------          -------
TOTAL INVESTMENT RETURN(a):                              4.23%         4.26%     11.73%           (4.22)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                       $ 2,978        $1,924     $1,183          $   797
Average net assets (000)                              $ 2,599        $1,673     $  765          $ 1,391
Ratios to average net assets:
   Expenses, including distribution fees                  .61%(d)       .64%       .63%             .64%(d)
   Expenses, excluding distribution fees                  .61%(d)       .64%       .63%             .64%(d)
   Net investment income                                 5.14%(d)      5.05%      5.34%            5.45%(d)

------------------------------
(a) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than one full year are not annualized.
(b) Less than $.005 per share.
(c) Commencement of offering of Class Z shares.
(d) Annualized.

    44                                     See Notes to Financial Statements
                                       www.prudential.com  (800) 225-1852

FOR MORE INFORMATION

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
(800) 225-1852

Directors
Eugene C. Dorsey
Delayne Dedrick Gold
Robert F. Gunia
Thomas T. Mooney
Stephen P. Munn
David R. Odenath, Jr.
Richard A. Redeker
Judy A. Rice
Nancy H. Teeters
Louis A. Weil, III

Officers
David R. Odenath, Jr., President
Robert F. Gunia, Vice President
Judy A. Rice, Vice President
Grace C. Torres, Treasurer
Deborah A. Docs, Secretary
Marguerite E.H. Morrison, Assistant Secretary

Manager
Prudential Investments LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Adviser
Prudential Investment Management, Inc.
Gateway Center Two
Newark, NJ 07102

Distributor
Prudential Investment Management Services LLC
Gateway Center Three, 14th Floor
100 Mulberry Street
Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
PO Box 8098
Philadelphia, PA 19101

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Shearman & Sterling
599 Lexington Avenue
New York, NY 10022

  Fund Symbols   Nasdaq      CUSIP
     Class A     PRNMX     743918203
     Class B     PBHMX     743918104
     Class C     PNMCX     743918302
     Class Z      N/A      743918401

The views expressed in this report and
information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

The accompanying financial statements as of June 30, 2002, were not audited and, accordingly, no auditor's opinion is expressed on them.

(Logo) Prudential Financial

   Fund Symbols  Nasdaq      CUSIP
     Class A     PRNMX     743918203
     Class B     PBHMX     743918104
     Class C     PNMCX     743918302
     Class Z      N/A      743918401

MF104E2     IFS-A073287

Mutual funds are not bank guaranteed or FDIC insured, and may lose value.